PROMISSORY  NOTE
(the "Note")

TO:     DELTOID HOLDINGS LIMITED (the "Lender")
Suite 7 Hadfield House, Library Street, Gibraltar

WHEREAS , pursuant to the terms of a Letter Loan Agreement dated July 31, 2014 (the "Letter Loan Agreement") among the Lender and 3D PIONEER SYSTEMS INC . (the "Borrower") the Lender agreed to provide the Borrower with a loan (the "Loan") in the principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000 USD (the "Principal Amount") on the terms and conditions set out therein ;

AND WHEREAS, pursuant to the terms of the Letter Loan Agreement, the principal amount of the Loan is to be evidenced by the delivery by the Borrower of a promissory note, in the Principal Amount to the Lender ;

NOW THEREFORE, FOR  VALUE  RECEIVED , the Borrower  hereby  promises  to pay  to the Lender, the sum of $100,000, plus interest thereon at the rate specified herein on the terms and conditions set out below and in accordance with the Letter Loan Agreement.

Unless otherwise specifically defined , all terms used herein shall  have  the meanings  specified  in  the Letter Loan Agreement.

The Principal Amount shall be repaid to the Lender by the Borrower in full on October 28, 2014 (the "Maturity   Date").

The Borrower shall pay interest to the Lender on the outstanding Principal Amount from time to time in accordance with the provisions of the Letter Loan Agreement and at the rate and periodicity specified therein .

The Borrower may prepay the Loan only on the terms and conditions specified m the Letter Loan Agreement.

This Note is executed in conjunction with the Letter Loan Agreement and is secured by the liens and security interests created in favour of the Lender under the Transaction Documents . Reference is made to the Letter Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note . The Letter Loan Agreement and the Transaction Documents are incorporated herein  by  this reference .

Whenever any interest or fee under the Letter Loan Agreement or hereunder is calculated using a rate based on a year of 360 or 365 days, such rate determined pursuant to such calculation , when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360 or 365 as the case may be.

The principle of deemed reinvestment of interest shall not apply to any  interest  calculation  under the Letter Loan Agreement or hereunder , and the rates of interest stipulated in the Letter Loan Agreement or hereunder are intended to be nominal rates and not effective rates or yields.

Each of the Vendor and the Purchaser represents and warrants to the other party and to any transferee, assignee or endorsee thereof that it has full power and authority to enter into this Note and to perform its obligations hereunder and that this Note constitutes for it  legal , valid and binding obligations.

The Borrower expressly waives demand and presentment for payment , notice of nonpayment , protest , notice of protest, notice of dishonour, notice of intent to accelerate the maturity hereof and notice of the acceleration of the maturity hereof .

This Note shall be binding upon the Borrower and its administrators, successors and assigns and other legal representatives and shall enure to the benefit of the Lender and its administrators , successors and assigns . Any references herein to the Lender or the Borrower shall include their respective administrators , successors and assigns as if specifically named . This Note may be assigned by the Lender and, if so assigned, the Lender shall provide the Borrower with written notice of such assignment.

This Promissory Note and the validity , interpretation and enforcement thereof shall be governed by and construed in accordance with the laws applicable in the Republic of Malta .

IN WITNESS WHEREOF the Borrower has executed this Note effective as of the date first written above.
ISSUED IN MALTA ON THE 31TH OF JULY, 2014

Per: